Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of GrowGeneration Corp. (the “Company”) for the fiscal quarter ended June 30, 2026, I, Darren Lampert, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2026, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Quarterly Report on Form 10-Q for the fiscal quarter June 30, 2026, fairly presents, in all material respects, the financial condition and results of operations of GrowGeneration Corp.

August 11, 2026

By:	/s/ Darren Lampert
Darren Lampert, Chief Executive Officer
(Principal Executive Officer)